LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED NOVEMBER 30, 2000

Seeks long-term capital appreciation

KEMPER
CONTRARIAN FUND

   "... The market has once again ratified our contrarian value approach after a brief hiatus in the latter part of 1999. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW

5
PERFORMANCE UPDATE

9
INDUSTRY SECTORS

10
LARGEST HOLDINGS

11
PORTFOLIO OF INVESTMENTS

14
FINANCIAL STATEMENTS

17
FINANCIAL HIGHLIGHTS

19
NOTES TO FINANCIAL STATEMENTS

23
REPORT OF INDEPENDENT AUDITORS

24
TAX INFORMATION

AT A GLANCE

 KEMPER CONTRARIAN FUND TOTAL RETURNS
 FOR THE YEAR ENDED NOVEMBER 30, 2000 (UNADJUSTED FOR ANY SALES CHARGE). [BAR GRAPH]

                                                                                        LIPPER MULTI-CAP
                                         KEMPER CONTRARIAN      KEMPER CONTRARIAN         VALUE FUNDS
KEMPER CONTRARIAN FUND CLASS A              FUND CLASS B           FUND CLASS C        CATEGORY AVERAGE*
------------------------------           -----------------      -----------------      -----------------
0.54                                           -0.29                  -0.18                   5.88

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

 NET ASSET VALUE

                                   AS OF      AS OF
                                  11/30/00   11/30/99
 .........................................................
    KEMPER CONTRARIAN FUND CLASS
    A                               $17.51     $19.75
 .........................................................
    KEMPER CONTRARIAN FUND CLASS
    B                               $17.47     $19.68
 .........................................................
    KEMPER CONTRARIAN FUND CLASS
    C                               $17.48     $19.68
 .........................................................

 KEMPER CONTRARIAN FUND
 RANKINGS AS OF 11/30/00

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER MULTI-CAP VALUE FUNDS CATEGORY*

                            CLASS A               CLASS B               CLASS C
 ..........................................................................................
    1-YEAR             #359 of 506 funds     #381 of 506 funds     #379 of 506 funds
 ..........................................................................................
    5-YEAR             #161 of 228 funds     #173 of 228 funds     #179 of 228 funds
 ..........................................................................................
    10-YEAR             #59 of 99 funds             n/a                   n/a
 ..........................................................................................

*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGE HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

 DIVIDEND REVIEW

 DURING THE FISCAL YEAR, KEMPER CONTRARIAN FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                                 CLASS A               CLASS B               CLASS C
 ...............................................................................................
    INCOME DIVIDEND              $0.3460               $0.1944               $0.1942
 ...............................................................................................
    SHORT-TERM CAPITAL
    GAIN                         $0.7600               $0.7600               $0.7600
 ...............................................................................................
    LONG-TERM CAPITAL
    GAIN                          $1.04                 $1.04                 $1.04
 ...............................................................................................

TERMS TO KNOW

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. Chicago, IL. (312)
BOX] 696-6000. The Morningstar Equity Style Box(TM) placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN
                           EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT
                           FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES
                           FROM DAY TO DAY. A LONGER-TERM VIEW IS
                           REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY,
                           WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS
                           MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS
                           OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED
                           KEMPER CONTRARIAN FUND IN THE LARGE VALUE
                           CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A
                           DESCRIPTION OF INVESTMENT POLICIES.

BEAR MARKET The opposite of a bull market, a bear market is a prolonged period of falling prices, usually by 20 percent or more, accompanied by widespread pessimism.

BOTTOM-UP STOCK SELECTION Individual stock selection drives the bottom-up process. The overall sector allocation results from the individual stock decisions. In contrast, a top-down approach begins with a determination of how much should be invested in each market sector. Stocks are then selected to meet the predetermined sector allocations.

PRICE-TO-EARNINGS RATIO A price-to-earnings ratio, often referred to as "P/E" or a "multiple," is a measure of how much an investor is paying for a company's earning power. It is calculated by dividing a company's stock price by its earnings for the most recent four quarters.

VALUATION The level at which an asset or company is trading, or the analytical technique used to determine the value of an asset or a company.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

The global economy grew faster than it has in over a decade during the first half of 2000, but the best news is probably behind us, and an economic slowdown may be more pronounced than we expected in the first half of 2001. Corporate profit problems, which foretold of economic difficulty in our last economic outlook, continue to be problematic. And, two new factors argue for a more pronounced slowdown: Bond markets and bankers, which had been extremely generous with credit, began to have second thoughts, and consumer confidence is giving early signs of cracking.

  Having spent a lot of time wondering who the next president will be, Wall Street turned its attention to a more basic issue during the end of December: corporate earnings. And Wall Street didn't like what it saw. It seemed like almost every day of the week another major U.S. company -- Microsoft, Compaq Computer Corp., General Motors, Whirlpool, Maytag, Chase Manhattan Corp., and J.P. Morgan & Co. -- warned of reduced profits. We said in November that there is fire amid this smoke, and we still believe it today. A general growth slowdown will make it harder to maintain productivity gains. Indeed, we saw the first evidence of productivity slowing along with economic growth in the third quarter: Productivity gains dipped to just 3.3 percent from the second quarter's remarkable 6.1 percent.

  A projected slowdown in capital spending, which has been a driver of economic expansion, is also changing our earlier assessment that economic growth would only slow to around 3.5 percent in 2001. In the early part of the year, corporate treasurers were finding it more difficult to satiate their voracious appetite for money, but it was still available. But from September through November bank lending to corporations didn't grow at all. Cash was still available in the bond markets for investment grade borrowers, but lower quality companies are finding money both scarce and expensive. Though capital goods orders are still up about 15 percent vs. a year ago, like bank loans, they have flattened out in the last several months. That will begin to hurt capital spending next year. We expect the growth rate in capital spending to decrease from 14 percent to around 7 percent in 2001.

  A third factor affecting our analysis is consumer spending. In our last economic outlook, we also discussed the beneficial economic impact of consumer confidence. In the early part of the year, consumers were spending prolifically, and the personal savings rate fell from an already low 2.2 percent last year to zero this year. It actually turned slightly negative in the third quarter. But consumer confidence is showing early signs of cracking. This was particularly obvious in mid-December as we moved to the crucial holiday season. The highly respected University of Michigan survey of consumer expectations registered a sharp drop, suggesting that shoppers, who have been a major support to the economic boom of the past several years, were beginning to get worried about future. The Commerce Department reported sales at retail stores fells 0.4 percent in November after being flat in October. This suggests that a consumer spending slowdown might be earlier and sharper than we had previously expected. As a result of these developments, we've taken a full percentage point off the growth rate we assume for the year 2001. We had previously expected growth of
3.5 percent; it now appears GDP is more likely to be up just 2.5 percent.

  The good news is that these signs of a slowing economy appear to have at least one beneficial effect: Consumer prices rose a mere 0.2 percent in November, while producer prices rose just 0.1 percent, rates that indicate that inflation pressures are not intensifying and might even be already easing. This theory was bolstered by a National Association of Purchasing Management survey which showed that companies are having a harder time passing along price increases than they did a year ago. We know that periods of economic slowdown are not the time that inflation accelerates, so we've trimmed a quarter of a point off our inflation outlook for 2001. We expect it to come in around 2 3/4 percent, with even more good news on inflation in 2002.

  Analysts believe that this subdued inflation outlook, combined with increasing signs of a slowing economy, may lead the Fed to cut interest rates early next year. Fed Chairman Alan Greenspan seems to be on the case. He has publicly recognized the risks of a worse economic slowdown than expected, and we believe he's already moved (in his mind, at least) to a neutral stance on monetary policy. Indeed, we agree with the market consensus that he is very likely to cut interest rates early in the new year. This won't stop the economy from slowing down, but it will prevent it from falling off a cliff.

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (12/31/00)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       5.20                   6.10                   6.30                    4.60
Prime rate (2)                                  9.00                   9.50                   8.50                    7.75
Inflation rate (3)*                             3.30                   3.20                   2.60                    1.60
The U.S. dollar (4)                             8.70                   0.70                   0.50                   -2.00
Capital goods orders (5)*                      15.50                  14.60                   7.30                  -13.60
Industrial production (5)*                      4.70                   6.40                   5.10                    3.00
Employment growth (6)                           1.50                   2.40                   2.20                    2.40

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 11/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


Therefore, the second half of 2001 is likely to be a little better than the early going.

  The risk of a slowing economy -- and continued volatility in capital markets -- over coming months is real. However, we believe that economic and technological changes that will continue to transform economies around the world, and those who remain diversified and invest for the long term will ultimately benefit.

Sincerely,

Zurich Scudder Investments, Inc.

Economics Group

  THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF DECEMBER 18, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

  TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[SASSI PHOTO]

TOM SASSI IS A MANAGING DIRECTOR OF ZURICH SCUDDER INVESTMENTS, INC. AND LEAD PORTFOLIO MANAGER OF KEMPER CONTRARIAN FUND. SASSI RECEIVED A BACHELOR OF BUSINESS ADMINISTRATION DEGREE IN MANAGEMENT AND ECONOMICS AND A MASTER OF BUSINESS ADMINISTRATION DEGREE IN FINANCE FROM HOFSTRA UNIVERSITY. HE HAS MORE THAN 25 YEARS OF EXPERIENCE IN INVESTMENT ANALYSIS AND MANAGEMENT.

[GASKIN PHOTO]

FREDERICK L. GASKIN IS A VICE PRESIDENT OF ZURICH SCUDDER INVESTMENTS, INC. AND A PORTFOLIO MANAGER OF KEMPER CONTRARIAN FUND. GASKIN RECEIVED A BACHELOR'S DEGREE IN FINANCE FROM APPALACHIAN STATE UNIVERSITY AND A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM THE BABCOCK SCHOOL OF MANAGEMENT AT WAKE FOREST UNIVERSITY. HE HAS 15 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS. THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS WHEN USED AS SALES LITERATURE.

VOLATILITY AND CHANGING MARKET SENTIMENT CHARACTERIZED KEMPER CONTRARIAN FUND'S ANNUAL REPORTING PERIOD -- DECEMBER 1, 1999, THROUGH NOVEMBER 30, 2000. KEMPER CONTRARIAN FUND RECOVERED LOST GROUND AND POSTED A POSITIVE RETURN FOR THE PERIOD.

Q     WILL YOU PLEASE PROVIDE AN OVERVIEW OF MARKET CONDITIONS DURING THE
PERIOD, HIGHLIGHTING PARTICULAR CHALLENGES OR BENEFITS TO KEMPER CONTRARIAN FUND MANAGEMENT OR PERFORMANCE?

A     Trends that were in evidence early in the second half of 1999 continued to characterize the market during the first three months of the period. Primarily, we were dealing with a two-tiered market, one in which a narrow band of stocks -- mostly technology, media and telecommunications (TMT) companies -- tended to post robust gains, while the vast majority of stocks outside these sectors were mired in a bear market (see Terms To Know on page 2). The Nasdaq composite, which is heavily weighted in TMT names, climbed to an extreme high despite the fact that its component stocks generally did less well than the average and that most U.S. equities declined. It seemed investors were willing to pay inordinately high prices for the so-called new-economy stocks. But valuations for most of these TMT stocks were at extremes, providing little opportunity for value investors. Indeed, our conservative, risk-averse, value style was at total variance with the markets. Investment dollars poured into companies with the highest price-to-earnings (P/E) ratios (see Terms To Know on page 2) and those with no earnings.

  A cornerstone of the contrarian investment philosophy is that, despite the extremes to which human emotion may drive stocks or industry sectors from time to time, the market as a whole is rational and will revert to the mean over time. Theory became practice when the Nasdaq composite collapsed in March. This was an important inflection point in the period, after which the market became much more broad-based. Although the market remained quite volatile, with TMT stocks jockeying to retain their leadership position, the correction created greater opportunities for value investing than we have seen in the past two years.

Q     HOW DID KEMPER CONTRARIAN FUND PERFORM IN THIS EXTRAORDINARY MARKET
ENVIRONMENT?

A     The rotation created a dramatic difference in the comparative performance of the fund. December began with extremely weak performance, which persisted through February. The fund regained its footing in March and made strides throughout the remainder of the year. The tug-of-war that existed between growth and value stocks led to a variance in monthly returns for the fund. At the end of the year, the fund had gained 0.54 percent (Class A shares, unadjusted for a sales charge), outperforming its benchmark, the Standard & Poor's 500, which lost 4.23 percent.

  Our goal, of course, is to outperform both the fund's benchmark and its peers. It was rough sledding for the fund in the TMT-dominated markets of 1998 and 1999. However, we maintained our conviction in the efficacy of our contrarian value investment discipline over

PERFORMANCE UPDATE

time. We adhere to that discipline strictly, regardless of market conditions. And we resist the temptation to prop up performance in the short run by bending the rules. We know that our adherence to principle might have clipped returns early in the period, but it poised the fund to benefit as value came back later in the year.

Q      WILL YOU DESCRIBE YOUR INVESTMENT DISCIPLINE?

A      We follow a "bottom-up" approach (see Terms To Know on page 2). The basis of our strategy is thorough analysis of individual stocks. Industry sector weightings are simply a result of the stock selection.

  We look for quality companies that are out of favor with investors for one reason or another and that have strong fundamentals and potential for growth. We seek stocks with lower price-to-earnings ratios, higher dividend yields and faster earnings and dividend growth rates than the respective market averages.

  There is generally less risk in contrarian investing than in other styles or disciplines. When you invest in a healthy company whose stock price is temporarily depressed, there is greater potential for a high rate of return if earnings revert to historical levels.

Q      DID YOU MAKE ANY MATERIAL CHANGES TO THE PORTFOLIO AS THE MARKET SHIFTED?

A      The broadening of the market presented many new investment opportunities.
Within our top 10 holdings, we added four new names, each from different industries: Bristol-Myers Squibb, Sara Lee, KeyCorp and Texaco.

- Bristol-Myers Squibb is a pharmaceutical company that we've held before but sold when it began to surpass our valuation criteria. By 2000, the stock had dropped dramatically on political concerns regarding the health-care industry and concerns about its fundamental strength. We were confident that the political concerns would pass and that it was the same good company it had always been. We added it back into the portfolio, and it's posted strong gains since.

- Sara Lee, the well-known food and consumer products company, is another stock we bought at a deep discount because of its strong long-term earnings record and our belief that its fundamentals were still intact. Sara Lee also advanced during the period.

- KeyCorp is a regional bank with a good loan portfolio and moderate earnings. Its earnings combined with its competitive dividend yield we believed would provide a powerful overall rate of return.

- Texaco is an integrated oil company that was trading at a discount to other energy stocks. We didn't believe the discounted price was warranted, and with higher oil prices, we also saw a good deal of upside potential. The stock was ultimately acquired by Chevron during the period, which sent its value soaring.

Q      KEMPER CONTRARIAN FUND'S TOP TWO HOLDINGS ARE FINANCIAL STOCKS FANNIE MAE
AND FREDDIE MAC. WILL YOU COMMENT ON THEIR PERFORMANCE?

A      These are longtime holdings of the fund that were bought in the early
1990s during the recession and financial crisis. The companies securitize mortgages on home loans and are sponsored in part by the federal government to help provide a consistent flow of loans to middle-income home buyers. The companies have historically provided strong and consistent earnings growth rates. We reduced our position in these in early 1999 as their appreciation caused them to represent too large a position in the fund.

  In late 1999 and early in 2000, the stocks' values declined dramatically due to the rising-interest-rate environment and concerns raised by other lenders that these firms had an unfair competitive advantage. Even though the firms' earnings continued to exceed expectations, their valuations were declining. In early September, the political cloud lifted and interest rates had stabilized. The stocks took off and posted impressive returns. We anticipate continued growth and plan to maintain our positions in Fannie Mae and Freddie Mac.

Q      WILL YOU TOUCH ON AN AREA OF DISAPPOINTMENT FOR THE FUND?

A      Nearly all of our holdings disappointed early in the year as the TMT stocks dominated the market. It seemed as if no stock would perform if it wasn't TMT related. We had a portfolio of good companies that had been and were still posting strong earnings, yet the market continued to bid down their prices. As the market began to broaden, many, if not most, of our holdings began to recover.

  A specific issue that did not rebound was JCPenney, which detracted from performance. This old-line, blue-chip retailer has historically performed quite well. We've held it in the fund at many points over the years, typically needing to sell it as its valuations surpassed our investment criteria. In 1999, we added JCPenney back into the

PERFORMANCE UPDATE

portfolio after its market value had been cut in half. Unfortunately, the company missed earnings estimates and declined even further. It suffered more due to its delay in implementing restructuring plans that had been announced. We continue to hold a small position in this stock because we expect that the company's new management team will breathe new life into the stock. Additionally, we believe that all of its component parts represent more value than the discounted price at which the stock was trading as of November 30.

Q     WHAT IS YOUR OUTLOOK FOR THE MARKETS AND KEMPER CONTRARIAN FUND IN
PARTICULAR?

A     At this juncture the positive contrarian case is that stocks are down in price, valuations and expectations have been reduced, speculation has been wrung out of the market, and general economic and profit weakness is a given. It is likely that the Federal Reserve Board will even begin to reduce interest rates. It is possible, perhaps probable, that as we move through the year, we will move from monetary tightness and fiscal drag to monetary ease and fiscal stimulus.

  These actions would be beneficial to general economic trends, profits and ultimately stock prices. But it is likely that the economic and profit picture will worsen before it improves. In any case, we find a large number of high-quality stocks that seem to be unduly depressed in price and offer exceptional potential for the patient longer-term investor.

  The market has once again ratified our contrarian value approach after a brief hiatus in the latter part of 1999. We appreciate your patience and are pleased that the fund has once again begun to perform well. The portfolio remains well positioned in securities with above-average growth of earnings and dividends, below-market P/E and above-market dividend yield. The risk/reward profile is very favorable for the longer term, and we believe that the market will continue to favor our basic discipline.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED NOVEMBER 30, 2000 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                       1-YEAR   5-YEAR   10-YEAR        LIFE OF CLASS
----------------------------------------------------------------------------------------------
    KEMPER CONTRARIAN FUND CLASS A     -5.24%   10.07%    13.74%   11.77% (since 3/18/88)
 ..............................................................................................
    KEMPER CONTRARIAN FUND CLASS B     -2.95    10.27       n/a     11.62 (since 9/11/95)
 ..............................................................................................
    KEMPER CONTRARIAN FUND CLASS C     -0.18    10.34       n/a     11.68 (since 9/11/95)
 ..............................................................................................

KEMPER CONTRARIAN FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 3/31/88 to 11/30/00
[LINE GRAPH]

                                                 KEMPER CONTRARIAN FUND       STANDARD & POOR'S 500        U.S. CONSUMER PRICE
                                                        CLASS A1                  STOCK INDEX+                   INDEX++
                                                 ----------------------       ---------------------        -------------------
3/31/88                                                  9426.00                    10000.00                    10000.00
                                                         9426.00                    10564.00                    10129.00
                                                         9539.00                    10503.00                    10283.00
                                                        10062.00                    10727.00                    10343.00
                                                        10578.00                    11390.00                    10498.00
                                                        11118.00                    12282.00                    10652.00
                                                        12051.00                    13486.00                    10730.00
                                                        11903.00                    13651.00                    10824.00
                                                        11746.00                    13131.00                    11047.00
                                                        12516.00                    13829.00                    11150.00
                                                         9938.00                    11822.00                    11391.00
                                                        11180.00                    12755.00                    11485.00
                                                        13292.00                    14493.00                    11588.00
                                                        12721.00                    14337.00                    11674.00
                                                        13554.00                    14982.00                    11777.00
                                                        14145.00                    16111.00                    11837.00
                                                        14271.00                    15593.00                    11957.00
                                                        14364.00                    15765.00                    12034.00
                                                        14780.00                    16138.00                    12129.00
12/31/92                                                15747.00                    16830.00                    12180.00
                                                        16348.00                    17446.00                    12326.00
                                                        16385.00                    17402.00                    12395.00
                                                        16605.00                    17727.00                    12455.00
                                                        17176.00                    18017.00                    12515.00
                                                        16770.00                    17219.00                    12635.00
                                                        17113.00                    17161.00                    12704.00
                                                        17865.00                    17873.00                    12824.00
                                                        17171.00                    17740.00                    12850.00
                                                        18882.00                    19341.00                    12996.00
                                                        20671.00                    21042.00                    13090.00
                                                        22384.00                    22574.00                    13150.00
                                                        24824.00                    23791.00                    13176.00
                                                        25544.00                    24933.00                    13365.00
                                                        25327.00                    25904.00                    13451.00
                                                        26301.00                    26549.00                    13545.00
                                                        28405.00                    28612.00                    13614.00
                                                        29241.00                    29245.00                    13734.00
                                                        33260.00                    34190.00                    13760.00
                                                        36329.00                    36590.00                    13837.00
12/31/97                                                36567.00                    37484.00                    13845.00
                                                        41401.00                    42557.00                    13923.00
                                                        40711.00                    43796.00                    13991.00
                                                        37433.00                    39283.00                    14043.00
12/31/98                                                43578.00                    47481.00                    14069.00
                                                        43299.00                    49688.00                    14163.00
                                                        48633.00                    53023.00                    14266.00
                                                        42136.00                    49547.00                    14412.00
                                                        38901.00                    56752.00                    14446.00
                                                        36807.00                    57885.00                    14695.00
                                                        36899.00                    56186.00                    14798.00
                                                        38862.00                    55487.00                    14910.00
11/30/00                                                41016.00                    50792.00                    14965.00

KEMPER CONTRARIAN FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 9/29/95 to 11/30/00
[LINE GRAPH]

                                                 KEMPER CONTRARIAN FUND       STANDARD & POOR'S 500        U.S. CONSUMER PRICE
                                                        CLASS B1                  STOCK INDEX+                   INDEX++
                                                 ----------------------       ---------------------        -------------------
9/29/95                                                 10000.00                    10000.00                    10000.00
                                                        10000.00                    10000.00                    10000.00
                                                        11069.00                    10539.00                    10020.00
                                                        11383.00                    11045.00                    10163.00
                                                        11260.00                    11475.00                    10228.00
                                                        11657.00                    11761.00                    10300.00
                                                        12576.00                    12675.00                    10352.00
3/31/97                                                 12904.00                    12955.00                    10444.00
                                                        14644.00                    15146.00                    10463.00
                                                        15954.00                    16209.00                    10522.00
                                                        16021.00                    16605.00                    10529.00
                                                        18106.00                    18852.00                    10587.00
                                                        17765.00                    19401.00                    10640.00
                                                        16284.00                    17402.00                    10679.00
                                                        18918.00                    21034.00                    10698.00
3/31/99                                                 18752.00                    22011.00                    10770.00
                                                        21023.00                    23489.00                    10849.00
                                                        18169.00                    21949.00                    10960.00
                                                        16735.00                    25141.00                    10986.00
                                                        15830.00                    25643.00                    11175.00
                                                        15829.00                    24890.00                    11253.00
                                                        16640.00                    24581.00                    11338.00
11/30/00                                                17413.00                    22500.00                    11380.00

KEMPER CONTRARIAN FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 9/29/95 to 11/30/00
[LINE GRAPH]

                                                 KEMPER CONTRARIAN FUND       STANDARD & POOR'S 500        U.S. CONSUMER PRICE
                                                        CLASS C1                  STOCK INDEX+                   INDEX++
                                                 ----------------------       ---------------------        -------------------
9/29/95                                                 10000.00                    10000.00                    10000.00
                                                        10000.00                    10000.00                    10000.00
                                                        11070.00                    10539.00                    10020.00
                                                        11378.00                    11045.00                    10163.00
                                                        11256.00                    11475.00                    10228.00
                                                        11648.00                    11761.00                    10300.00
                                                        12566.00                    12675.00                    10352.00
3/31/97                                                 12886.00                    12955.00                    10444.00
                                                        14613.00                    15146.00                    10463.00
                                                        15913.00                    16209.00                    10522.00
                                                        15996.00                    16605.00                    10529.00
                                                        18055.00                    18852.00                    10587.00
                                                        17712.00                    19401.00                    10640.00
                                                        16232.00                    17402.00                    10679.00
                                                        18862.00                    21034.00                    10698.00
3/31/99                                                 18688.00                    22011.00                    10770.00
                                                        20943.00                    23489.00                    10849.00
                                                        18100.00                    21949.00                    10960.00
                                                        16682.00                    25141.00                    10986.00
                                                        15779.00                    25643.00                    11175.00
                                                        15783.00                    24890.00                    11253.00
                                                        16596.00                    24581.00                    11338.00
11/30/00                                                17465.00                    22500.00                    11380.00

PERFORMANCE IS HISTORICAL AND INCLUDES
REINVESTMENT OF DIVIDENDS AND CAPITAL
GAINS. INVESTMENT RETURN AND PRINCIPAL
VALUE FLUCTUATE WITH CHANGING MARKET
CONDITIONS, SO THAT WHEN REDEEMED,
SHARES MAY BE WORTH MORE OR LESS THAN
THEIR ORIGINAL COST.

 *THE MAXIMUM SALES CHARGE FOR CLASS A
  SHARES IS 5.75%. FOR CLASS B SHARES,
  THE MAXIMUM CONTINGENT DEFERRED SALES
  CHARGE (CDSC) IS 4%. CLASS C SHARES
  HAVE NO SALES CHARGE ADJUSTMENT, BUT
  REDEMPTIONS WITHIN ONE YEAR OF
  PURCHASE MAY BE SUBJECT TO A
  CONTINGENT DEFERRED SALES CHARGE OF
  1%. SHARE CLASSES INVEST IN THE SAME
  UNDERLYING PORTFOLIO. DURING THE
  PERIODS NOTED, SECURITIES PRICES
  FLUCTUATED. FOR ADDITIONAL
  INFORMATION, SEE THE PROSPECTUS,
  STATEMENT OF ADDITIONAL INFORMATION
  AND THE FINANCIAL HIGHLIGHTS.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CDSC IN EFFECT AT THE
    END OF THE PERIOD FOR CLASS B
    SHARES. IN COMPARING KEMPER
    CONTRARIAN FUND WITH THE STANDARD &
    POOR'S 500 STOCK INDEX+ AND THE U.S.
    CONSUMER PRICE INDEX++, YOU SHOULD
    NOTE THAT THE FUND'S PERFORMANCE
    REFLECTS THE DEDUCTION OF MAXIMUM
    SALES CHARGES, WHILE NO SUCH CHARGES
    ARE REFLECTED IN THE PERFORMANCE OF
    THE INDICES.

 +THE STANDARD & POOR'S 500 STOCK INDEX
  IS AN UNMANAGED INDEX GENERALLY
  REPRESENTATIVE OF THE U.S. STOCK
  MARKET. SOURCE IS WIESENBERGER(R).

++THE U.S. CONSUMER PRICE INDEX IS A
  STATISTICAL MEASURE OF CHANGE, OVER
  TIME, IN THE PRICES OF GOODS AND
  SERVICES IN MAJOR EXPENDITURE GROUPS
  FOR ALL URBAN CONSUMERS. SOURCE IS
  WIESENBERGER(R).

INDUSTRY SECTORS

A YEAR-TO-YEAR COMPARISON
DATA SHOW THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON NOVEMBER 30, 1999, AND ON NOVEMBER 30, 2000.
[BAR GRAPH]

                                                                KEMPER CONTRARIAN FUND AS OF       KEMPER CONTRARIAN FUND AS OF
                                                                          11/30/00                           11/30/99
                                                                ----------------------------       ----------------------------
Finance                                                                    25.70                              29.00
Consumer nondurables                                                       24.60                              29.40
Capital goods                                                              18.20                              21.20
Energy                                                                      9.30                               6.00
Health care                                                                 8.80                               5.20
Transportation                                                              4.30                               2.60
Technology                                                                  4.00                               3.80
Other                                                                       3.00                               0.00
Basic materials                                                             2.10                               1.70
Utilities                                                                   0.00                               1.10

A COMPARISON WITH THE STANDARD & POOR'S 500 STOCK INDEX*
DATA SHOW THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF KEMPER CONTRARIAN FUND REPRESENTED ON NOVEMBER 30, 2000, COMPARED WITH THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE STANDARD & POOR'S 500 STOCK INDEX.
[BAR GRAPH]

                                                                KEMPER CONTRARIAN FUND AS OF       STANDARD & POOR'S 500 STOCK
                                                                          11/30/00                     INDEX AS OF 11/30/00
                                                                ----------------------------       ---------------------------
Finance                                                                    25.70                              15.70
Consumer nondurables                                                       24.60                              17.40
Capital goods                                                              18.20                               8.80
Energy                                                                      9.30                               5.80
Health care                                                                 8.80                              11.90
Transportation                                                              4.30                               0.60
Technology                                                                  4.00                              28.00
Other                                                                       3.00                               0.00
Basic materials                                                             2.10                               2.00
Utilities                                                                   0.00                               3.30
Communication services                                                      0.00                               6.50

* The Standard & Poor's 500 stock index is an unmanaged index generally representative of the U.S. stock market.

LARGEST HOLDINGS

KEMPER CONTRARIAN FUND'S TOP 10 EQUITY HOLDINGS*
Representing 33.9 percent of the fund's portfolio on November 30, 2000

               HOLDINGS                                                         PERCENT
---------------------------------------------------------------------------------------
1.             FREDDIE MAC                   Freddie Mac provides for the         4.4%
                                             transfer of capital between
                                             mortgage lenders and mortgage
                                             security investors, to ensure the
                                             continuous availability of funds
                                             to borrow.
---------------------------------------------------------------------------------------
2.             FANNIE MAE                    Fannie Mae is a private              4.1%
                                             corporation federally chartered
                                             to provide financial products and
                                             services to increase the
                                             availability and affordability of
                                             housing for low-, moderate- and
                                             middle-income Americans.
---------------------------------------------------------------------------------------
3.             BECTON DICKENSON              The company's medical systems        3.8%
                                             subsidiary is a global leader in
                                             the manufacture of syringes and
                                             other diabetes-care,
                                             infusion-therapy and
                                             drug-injection products. The
                                             company's other divisions
                                             manufacture microbiology
                                             products, cellular analysis
                                             systems, test kits and consumer
                                             health care products.
---------------------------------------------------------------------------------------
4.             KEYCORP                       KeyCorp is a bank holding company    3.3%
                                             operating multiline financial
                                             services through its banking
                                             subsidiaries in the United
                                             States.
---------------------------------------------------------------------------------------
5.             PHILIP MORRIS                 The company is the largest           3.2%
                                             cigarette maker in the United
                                             States and through its
                                             subsidiaries Miller Brewing
                                             Company and Kraft Foods is the
                                             second-largest brewer and among
                                             the largest branded food
                                             producers in the United States.
---------------------------------------------------------------------------------------
6.             SARA LEE                      Sara Lee Corporation manufactures    3.2%
                                             and markets brand-name products
                                             for consumers throughout the
                                             world. The company's products
                                             include packaged meats, frozen
                                             baked goods, coffee and tea, shoe
                                             care, body care and insecticides.
---------------------------------------------------------------------------------------
7.             TEXACO                        Texaco Inc. explores, produces,      3.1%
                                             refines, transports and markets
                                             crude oil, natural gas, and
                                             petroleum and other processed
                                             products. The company also
                                             renders certain nonpetroleum
                                             services, which include
                                             insurance, alternative energy and
                                             real estate.
---------------------------------------------------------------------------------------
8.             EXXON MOBIL                   Exxon Mobil Corporation (formerly    3.0%
                                             known as Exxon Corporation) is a
                                             worldwide energy company with
                                             operations in more than 100
                                             countries.
---------------------------------------------------------------------------------------
9.             UNILEVER                      Unilever Group and its               2.9%
                                             subsidiaries manufacture and
                                             distribute branded goods, which
                                             include foods, detergents, and
                                             personal and home care products.
---------------------------------------------------------------------------------------
10.            BRISTOL-MYERS SQUIBB          Bristol-Myers Squibb Company         2.9%
                                             produces, manufactures and
                                             distributes medicines, beauty
                                             care products, nutritionals and
                                             medical devices.
---------------------------------------------------------------------------------------

*THE FUND'S HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER CONTRARIAN FUND
Portfolio of Investments at November 30, 2000

    REPURCHASE AGREEMENTS--4.7%                                                     PRINCIPAL AMOUNT      VALUE
                                             State Street Bank and Trust Company,
                                               dated 12/1/2000 at 6.47%, to be
                                               repurchased at $8,899,599 (a)
                                               (Cost $8,898,000)                       $8,898,000      $  8,898,000
                                             --------------------------------------------------------------------------
    COMMON STOCKS--95.3%                                                            NUMBER OF SHARES

    CONSUMER DISCRETIONARY--8.4%
    DEPARTMENT & CHAIN STORES--5.0%
                                             J.C. Penney Co., Inc.                        159,600         1,536,150
                                             May Department Stores                        172,750         4,847,797
                                             Sears, Roebuck & Co.                          95,300         3,091,532
                                             --------------------------------------------------------------------------
                                                                                                          9,475,479

    HOME FURNISHINGS--1.4%
                                             Newell Rubbermaid, Inc.                      136,300         2,649,331
                                             --------------------------------------------------------------------------

    RESTAURANTS--2.0%
                                             McDonald's Corp.                             120,000         3,825,000
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--15.1%
    ALCOHOL & TOBACCO--3.2%
                                             Philip Morris Companies, Inc.                161,100         6,152,006
                                             --------------------------------------------------------------------------

    FOOD & BEVERAGE--9.4%
                                             Albertson's, Inc.                             75,000         1,917,188
                                             H.J. Heinz, Co.                               95,500         4,357,188
                                             Sara Lee Corp.                               254,100         6,098,400
                                             Unilever NV                                   90,178         5,596,672
                                             --------------------------------------------------------------------------
                                                                                                         17,969,448

    TEXTILES--2.5%
                                             VF Corp.                                     176,800         4,762,550
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    HEALTH--8.3%
    MEDICAL SUPPLY & SPECIALTY--3.8%
                                             Becton, Dickinson & Co.                      215,000         7,310,000
                                             --------------------------------------------------------------------------

    PHARMACEUTICALS--4.5%
                                             Abbott Laboratories                           56,100         3,089,006
                                             Bristol-Myers Squibb Co.                      80,000         5,545,000
                                             --------------------------------------------------------------------------
                                                                                                          8,634,006
-----------------------------------------------------------------------------------------------------------------------

    FINANCIAL--24.5%
    BANKS--13.6%
                                             Bank of America Corp.                         83,400         3,330,788
                                             First Union Corp.                            183,900         4,620,488
                                             KeyCorp                                      254,000         6,334,125
                                             National City Corp.                           98,000         2,425,500
                                             SunTrust Banks, Inc.                          38,800         1,971,525
                                             Wachovia Corp.                                60,000         3,003,750
                                             Washington Mutual, Inc.                       96,820         4,399,259
                                             --------------------------------------------------------------------------
                                                                                                         26,085,435

    INSURANCE--2.4%
                                             Allstate Corp.                               118,600         4,536,450
                                             --------------------------------------------------------------------------

    OTHER FINANCIAL COMPANIES--8.5%
                                             Federal Home Loan Mortgage Corp.             137,900         8,334,331
                                             Federal National Mortgage Association        100,000         7,900,000
                                             --------------------------------------------------------------------------
                                                                                                         16,234,331
-----------------------------------------------------------------------------------------------------------------------

    MEDIA--0.8%
    PRINT MEDIA
                                             Gannett Co., Inc.                             27,900         1,496,138
                                             --------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                    NUMBER OF SHARES      VALUE

    SERVICE INDUSTRIES--2.0%
    PRINTING/PUBLISHING
                                             Equifax, Inc.                                117,000      $  3,890,250
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    DURABLES--1.9%
    AEROSPACE--0.9%
                                             United Technologies Corp.                     23,400         1,657,013
                                             --------------------------------------------------------------------------

    AUTOMOBILES--1.0%
                                             Dana Corp.                                   121,200         2,030,100
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--15.4%
    CHEMICALS--4.5%
                                             Dow Chemical Co.                              78,000         2,383,875
                                             E.I. du Pont de Nemours & Co.                 41,300         1,747,506
                                             Praxair, Inc.                                 68,500         2,461,719
                                             Rohm & Haas Co.                               70,000         2,082,500
                                             --------------------------------------------------------------------------
                                                                                                          8,675,600

    CONTAINERS & PAPER--2.8%
                                             Sonoco Products Co.                          307,900         5,311,275
                                             --------------------------------------------------------------------------

    DIVERSIFIED   MANUFACTURING--2.9%
                                             Cooper Industries, Inc.                       57,800         2,358,963
                                             Minnesota Mining & Manufacturing Co.          32,800         3,275,900
                                             --------------------------------------------------------------------------
                                                                                                          5,634,863

    ELECTRICAL PRODUCTS--0.7%
                                             Thomas & Betts Corp.                          88,800         1,298,700
                                             --------------------------------------------------------------------------

    MACHINERY/COMPONENTS--2.2%
                                             Pitney Bowes, Inc.                           147,400         4,283,813
                                             --------------------------------------------------------------------------

    SPECIALTY CHEMICALS--2.3%
                                             Air Products & Chemicals, Inc.               126,600         4,359,787
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--3.8%
    DIVERSE ELECTRONIC PRODUCTS--2.6%
                                             Diebold, Inc.                                171,000         4,948,313
                                             --------------------------------------------------------------------------

    MILITARY ELECTRONICS--1.2%
                                             Raytheon Co. "B"                              67,000         2,349,188
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    ENERGY--8.8%
    OIL & GAS PRODUCTION--7.3%
                                             BP Amoco PLC                                  50,914         2,415,233
                                             Exxon Mobil Corp.                             64,600         5,684,800
                                             Texaco, Inc.                                 102,300         5,939,794
                                             --------------------------------------------------------------------------
                                                                                                         14,039,827

    OIL COMPANIES--1.5%
                                             Chevron Corp.                                 36,100         2,955,688
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--2.1%
    BUILDING PRODUCTS--1.5%
                                             Masco Corp.                                  145,000         2,800,313
                                             --------------------------------------------------------------------------

    FOREST PRODUCTS--0.6%
                                             Louisiana-Pacific Corp.                      150,000         1,059,375
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--4.2%
    AIR FREIGHT--2.5%
                                             FedEx Corp.*                                  98,000         4,696,160
                                             --------------------------------------------------------------------------

    RAILROADS--1.7%
                                             CSX Corp.                                    122,700         3,182,531
                                             --------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $194,682,354)                                        182,302,970
                                             --------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $203,580,354)(b)                                    $191,200,970
                                             --------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

 NOTES TO PORTFOLIO OF INVESTMENTS

*   Non-income producing.

(a) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(b) The cost for federal income tax purposes was $203,985,997. At November 30, 2000, the net unrealized depreciation for all securities based on tax cost was $12,785,027. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess value over tax cost of $19,621,654 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $32,406,681.

    The accompanying notes are an integral part of the financial statements.  13

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2000

ASSETS
Investments, at value (cost $203,580,354)                       $191,200,970
----------------------------------------------------------------------------
Receivable for investments sold                                    2,864,935
----------------------------------------------------------------------------
Dividend receivable                                                  890,411
----------------------------------------------------------------------------
Interest receivable                                                    1,599
----------------------------------------------------------------------------
Receivable for Fund shares sold                                      232,416
----------------------------------------------------------------------------
Foreign taxes recoverable                                              3,742
----------------------------------------------------------------------------
Due from Advisor                                                       4,879
----------------------------------------------------------------------------
TOTAL ASSETS                                                     195,198,952
----------------------------------------------------------------------------
 LIABILITIES
Due to custodian bank                                                    914
----------------------------------------------------------------------------
Dividend payable                                                       2,578
----------------------------------------------------------------------------
Payable for Fund shares redeemed                                     307,852
----------------------------------------------------------------------------
Accrued management fee                                               119,038
----------------------------------------------------------------------------
Accrued reorganization costs                                          86,050
----------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                    6,179
----------------------------------------------------------------------------
Other accrued expenses and payables                                  262,309
----------------------------------------------------------------------------
TOTAL LIABILITIES                                                    784,920
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $194,414,032
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income                             $    441,048
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions                                                     (12,379,384)
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (25,510,746)
----------------------------------------------------------------------------
Paid-in-capital                                                  231,863,114
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $194,414,032
----------------------------------------------------------------------------
 NET ASSET VALUE
CLASS A SHARES
  Net asset value and redemption price per share
  ($113,309,409 / 6,470,699 shares of capital stock
  outstanding, $.01 par value, 320,000,000 shares
  authorized)                                                         $17.51
----------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $17.51)              $18.58
----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($67,770,295 /
  3,879,722 shares of capital stock outstanding, $.01 par
  value, 320,000,000 shares authorized)                               $17.47
----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($12,377,128 /
  707,888 shares of capital stock outstanding, $.01 par
  value, 80,000,000 shares authorized)                                $17.48
----------------------------------------------------------------------------
CLASS I SHARES
  Net asset value, offering and redemption price per share
  ($957,200 / 54,508 shares of capital stock outstanding,
  $.01 par value, 80,000,000 shares authorized)                       $17.56
----------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended November 30, 2000

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $22,580)            $  6,534,621
----------------------------------------------------------------------------
Interest                                                             666,864
----------------------------------------------------------------------------
Total income                                                       7,201,485
----------------------------------------------------------------------------
Expenses:
Management fee                                                     1,593,388
----------------------------------------------------------------------------
Services to shareholders                                           1,071,469
----------------------------------------------------------------------------
Custodian fees                                                         2,638
----------------------------------------------------------------------------
Distribution services fees                                           657,267
----------------------------------------------------------------------------
Administrative services fees                                         485,857
----------------------------------------------------------------------------
Auditing                                                              20,512
----------------------------------------------------------------------------
Legal                                                                  6,419
----------------------------------------------------------------------------
Directors' fees and expenses                                          24,270
----------------------------------------------------------------------------
Reports to shareholders                                              119,801
----------------------------------------------------------------------------
Registration fees                                                     68,550
----------------------------------------------------------------------------
Reorganization costs                                                  86,050
----------------------------------------------------------------------------
Other                                                                  4,867
----------------------------------------------------------------------------
Total expenses, before expense reductions                          4,141,088
----------------------------------------------------------------------------
Expense reductions                                                   (21,682)
----------------------------------------------------------------------------
Total expenses, after expense reductions                           4,119,406
----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       3,082,079
----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from investment transactions            (25,505,184)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                    11,737,616
----------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (13,767,568)
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $(10,685,489)
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEAR ENDED NOVEMBER 30
                                                                --------------------------------
                                                                    2000               1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment gain (loss)                                      $   3,082,079      $   3,482,651
------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions               (25,505,184)        33,786,921
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                     11,737,616        (58,042,329)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                        (10,685,489)       (20,772,757)
------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
    Class A                                                        (2,663,019)        (2,360,617)
------------------------------------------------------------------------------------------------
    Class B                                                          (952,838)          (609,901)
------------------------------------------------------------------------------------------------
    Class C                                                          (159,026)           (65,989)
------------------------------------------------------------------------------------------------
    Class I                                                            (4,453)                --
------------------------------------------------------------------------------------------------
From net realized gains
    Class A                                                       (15,253,413)       (11,045,046)
------------------------------------------------------------------------------------------------
    Class B                                                        (9,611,801)        (8,696,036)
------------------------------------------------------------------------------------------------
    Class C                                                        (1,578,185)        (1,068,004)
------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                          94,054,767        203,332,721
------------------------------------------------------------------------------------------------
Reinvestment of distributions                                      28,113,669         22,138,346
------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (187,202,622)      (144,209,275)
------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
TRANSACTIONS                                                      (65,034,186)        81,261,792
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                (105,942,410)        36,643,492
------------------------------------------------------------------------------------------------
Net assets at beginning of period                                 300,356,442        263,713,000
------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income of $417,773 and $1,104,307, respectively)     $ 194,414,032      $ 300,356,442
------------------------------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                               CLASS A
                                                                       FOR THE                         FOR THE PERIOD
                                                   YEAR ENDED           ELEVEN          YEAR ENDED     SEPTEMBER 11, 1995
                                                  NOVEMBER 30,         MONTHS ENDED    DECEMBER 31,    (COMMENCEMENT OF
                                            ------------------------   NOVEMBER 30,    ------------    OPERATIONS) TO
                                             2000     1999     1998      1997            1996          DECEMBER 31, 1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period        $19.75    22.90    21.13      16.93           16.20              12.18
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                   .30(a)   .34(a)   .28        .23             .23                .26
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                       (.39)   (1.40)    3.48       4.25            2.07               5.05
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations              (.09)   (1.06)    3.76       4.48            2.30               5.31
-------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                         (.35)    (.31)    (.27)      (.20)           (.22)              (.24)
-------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment
transactions                                 (1.80)   (1.78)   (1.72)      (.08)          (1.35)             (1.05)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                          (2.15)   (2.09)   (1.99)      (.28)          (1.57)             (1.29)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $17.51    19.75    22.90      21.13           16.93              16.20
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                            .54    (5.06)   19.51      26.58**         14.42(B)           44.57(B)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)         113      173      152        101              47                 19
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses, before expense
reductions (%)                                1.53(d)  1.41     1.37       1.35*           1.25               1.66*
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses, after expense
reductions (%)                                1.52(d)  1.40     1.37       1.35*           1.23               1.25*
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)     1.85     1.53     1.36       1.47*           1.56               1.85*
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                     46       88       64         77*             95                 30*
-------------------------------------------------------------------------------------------------------------------------

                                                                               CLASS B
                                                                        FOR THE                         FOR THE PERIOD
                                                   YEARS ENDED           ELEVEN          YEAR ENDED     SEPTEMBER 11, 1995
                                                  NOVEMBER 30,          MONTHS ENDED    DECEMBER 31,    (COMMENCEMENT OF
                                            -------------------------   NOVEMBER 30,    ------------    OPERATIONS) TO
                                             2000      1999     1998      1997            1996          DECEMBER 31, 1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period        $19.68     22.82    21.08      16.92           16.20              15.26
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                   .14(a)    .14(a)   .08        .08             .11                .07
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                       (.36)    (1.38)    3.46       4.22            2.07               1.85
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations              (.22)    (1.24)    3.54       4.30            2.18               1.92
--------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                         (.19)     (.12)    (.08)      (.06)           (.11)              (.07)
--------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment
transactions                                 (1.80)    (1.78)   (1.72)      (.08)          (1.35)              (.91)
--------------------------------------------------------------------------------------------------------------------------
Total distributions                          (1.99)    (1.90)   (1.80)      (.14)          (1.46)              (.98)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $17.47     19.68    22.82      21.08           16.92              16.20
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                           (.29)    (5.90)   18.32      25.44**         13.61(B)           12.83(B)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)          68       109      100         71              29                  6
--------------------------------------------------------------------------------------------------------------------------
Ratio to expenses, before expense
reductions (%)                                2.53(d)   2.29     2.31       2.26*           2.34               2.36*
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses, after expense
reductions (%)                                2.53(d)   2.29     2.31       2.26*           2.11               2.00*
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)      .84       .64      .42        .56*            .68                .88*
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                     46        88       64         77*             95                 30*
--------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                              CLASS C
                                                                      FOR THE                         FOR THE PERIOD
                                                  YEAR ENDED           ELEVEN          YEAR ENDED     SEPTEMBER 11, 1995
                                                 NOVEMBER 30,         MONTHS ENDED    DECEMBER 31,    (COMMENCEMENT OF
                                           ------------------------   NOVEMBER 30,    ------------    OPERATIONS) TO
                                            2000     1999     1998      1997             1996         DECEMBER 31, 1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period       $19.68    22.82    21.06      16.90             16.20            15.26
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                  .15(a)   .12(a)   .05        .06               .11              .08
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                      (.36)   (1.39)    3.47       4.20              2.05             1.85
------------------------------------------------------------------------------------------------------------------------
Total from investment operations             (.21)   (1.27)    3.52       4.26              2.16             1.93
------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                        (.19)    (.09)    (.04)      (.02)             (.11)            (.08)
------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment
transactions                                (1.80)   (1.78)   (1.72)      (.08)            (1.35)            (.91)
------------------------------------------------------------------------------------------------------------------------
Total distributions                         (1.99)   (1.87)   (1.76)      (.10)            (1.46)            (.99)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $17.48    19.68    22.82      21.06             16.90            16.20
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                          (.18)   (6.01)   18.25      25.26**           13.51(B)         12.85(B)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)         12       18       12          6                 2               .2
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses, before expense
reductions (%)                               2.48(d)  2.36     2.40       2.47*             2.80             2.31*
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses, after expense
reductions (%)                               2.47(d)  2.35     2.40       2.47*             2.12             1.95*
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)     .91      .58      .33        .35*              .67              .93*
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                    46       88       64         77*               95               30*
------------------------------------------------------------------------------------------------------------------------

                                                                   CLASS I
                                                              FOR THE PERIOD
                                                              JUNE 1, 2000
                                                              (INITIAL DATE
                                                              OF OFFERING) TO
                                                              NOVEMBER 30, 2000
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $17.34
-------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)(a)                                       .48
-------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                         1.75
-------------------------------------------------------------------------------
Total from investment operations                                     2.23
-------------------------------------------------------------------------------
Less distributions from:
Net investment income                                                (.21)
-------------------------------------------------------------------------------
Total distributions                                                  (.21)
-------------------------------------------------------------------------------
Net asset value, end of period                                     $17.56
-------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                                                  2.63**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)                                  1
-------------------------------------------------------------------------------
Ratio of expenses, before expense reductions (%)                     1.70
-------------------------------------------------------------------------------
Ratio of expenses, after expense reductions (%)                      1.70
-------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                            6.19
-------------------------------------------------------------------------------
Portfolio turnover rate (%)                                            46*
-------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been waived.
(c) Total return does not reflect the effect of any sales charge.
(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.50% and 1.49%, 2.47% and 2.47%, and 2.42% and 2.42% for Class A, Class B, and Class C, respectively (see Notes to Financial Statements).
 * Annualized.
** Not annualized.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Contrarian Fund (the "Fund") is a
                             diversified series of Kemper Value Series (the
                             "Corporation") which is registered under the Investment Company Act of 1940, as amended (the
                             "1940 Act"), as an open-end diversified management investment company organized as a Maryland
                             Corporation.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Effective June 1, 2000, the Fund began offering Class I shares. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities, which are traded on U.S. or foreign stock exchanges, are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities that are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

NOTES TO FINANCIAL STATEMENTS

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. At November 30, 2000, the Fund had a net tax basis capital loss carryforward of approximately $25,105,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2008, the expiration date, whichever occurs first.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                             EXPENSES. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Fund expenses are allocated between the Funds in proportion to their relative net assets.

--------------------------------------------------------------------------------

2    PURCHASE AND SALES
     OF SECURITIES           For the year ended November 30, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                               $94,622,561

                             Proceeds from sales                     179,024,425

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., (the
                             "Advisor"). The Fund pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $1,593,388 for the year

NOTES TO FINANCIAL STATEMENTS

                             ended November 30, 2000. This was equivalent to an annual effective rate of .75% of the Fund's average daily net assets.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended November 30, 2000 are $18,956.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended November 30, 2000 are $1,043,411 of which $48,940 is unpaid at November 30, 2000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid by the Fund to KDI for the year ended November 30, 2000 are $485,857 of which $37,634 is unpaid at November 30, 2000. Additionally, $223 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services of $874,818 for the year ended November 30, 2000 of which $90,006 is unpaid at November 30, 2000.

                             OFFICERS AND DIRECTORS. Certain officers or
                             Directors of the Fund are also officers or Directors of the Advisor. For the year ended November 30, 2000, the Fund made no payments to its officers and incurred directors' fees of $14,512 to independent Directors. In addition, a one-time fee of $9,758 was accrued for payment to those Directors not affiliated with the Advisor who are not standing for re-election, under the reorganization discussed in Note 7. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear $4,879 of such costs.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                                YEAR ENDED NOVEMBER 30,
                                                                          2000                             1999
                                                             -------------------------------    --------------------------
                                                                 SHARES           AMOUNT          SHARES         AMOUNT
                                       SHARES SOLD
                                        Class A                   4,234,515    $  68,639,501     5,569,903    $121,635,216
                                       -----------------------------------------------------------------------------------
                                        Class B                     995,773       16,272,306     2,791,163      61,362,998
                                       -----------------------------------------------------------------------------------
                                        Class C                     393,118        6,360,152       650,660      14,207,828
                                       -----------------------------------------------------------------------------------
                                        Class I                      56,011          921,539            --              --
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                   1,035,407       16,901,112       629,616      13,208,339
                                       -----------------------------------------------------------------------------------
                                        Class B                     602,730        9,835,115       386,426       8,072,545
                                       -----------------------------------------------------------------------------------
                                        Class C                      84,098        1,372,989        41,068         857,462
                                       -----------------------------------------------------------------------------------
                                        Class I                         276            4,453            --              --
                                        SHARES REDEEMED
                                        Class A                  (7,688,287)    (123,699,537)   (4,321,345)    (94,440,024)
                                       -----------------------------------------------------------------------------------
                                        Class B                  (3,154,279)     (50,769,734)   (1,723,955)    (36,790,233)
                                       -----------------------------------------------------------------------------------
                                        Class C                    (676,972)     (10,842,794)     (322,175)     (6,852,339)
                                       -----------------------------------------------------------------------------------
                                        Class I                      (1,779)         (29,288)           --              --
                                        CONVERSION OF SHARES
                                        Class A                     112,608        1,861,269       276,903       6,126,679
                                       -----------------------------------------------------------------------------------
                                        Class B                    (112,807)      (1,861,269)     (277,683)     (6,126,679)
                                       -----------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS             $ (65,034,186)                 $ 81,261,792
                                       -----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended November 30, 2000, the Fund's custodian and transfer agent fees were reduced by $2,429 and $14,374, respectively, under these arrangements.

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

7    REORGANIZATION          Zurich Scudder has initiated a program to
                             reorganize and combine the two fund families in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the funds
                             Zurich Scudder advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Zurich Scudder and certain of the affected funds.
                             Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS

KEMPER CONTRARIAN FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Contrarian Fund as of November 30, 2000, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We have conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 2000, by correspondence with the custodian or other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Contrarian Fund at November 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          January 19, 2001

TAX INFORMATION

 TAX INFORMATION (UNAUDITED)

The Kemper Contrarian Fund paid distributions of $1.04 per share from net long-term capital gains during its year ended November 30, 2000, of which 100% represents 20% rate gains.

For corporate shareholders of Kemper Contrarian Fund 100%, of the income earned during the year ended November 30, 2000 qualified for the dividends received deduction.

Please contact a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

NOTES

NOTES

NOTES

DIRECTORS&OFFICERS

DIRECTORS                         OFFICERS
JAMES E. AKINS                    MARK S. CASADY                    THOMAS F. SASSI
Director                          President                         Vice President

JAMES R. EDGAR                    PHILIP J. COLLORA                 WILLIAM R. TRUSCOTT
Director                          Vice President and                Vice President
                                  Secretary
ARTHUR R. GOTTSCHALK                                                LINDA J. WONDRACK
Director                          JAMES M. EYSENBACH                Vice President
                                  Vice President
FREDERICK T. KELSEY                                                 MAUREEN E. KANE
Director                          JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
THOMAS W. LITTAUER                                                  CAROLINE PEARSON
Chairman, Director                KATHRYN L. QUIRK                  Assistant Secretary
and Vice President                Vice President
                                                                    BRENDA LYONS
FRED B. RENWICK                   LOIS R. ROMAN                     Assistant Treasurer
Director                          Vice President

JOHN G. WEITHERS
Director

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
TRANSFER AGENT AND CUSTODIAN          STATE STREET BANK & TRUST CO.
                                      225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com

[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
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unless preceded or accompanied by a
Kemper Equity Funds/Value Style prospectus.
KCF - 2(1/25/01) 6063
Long-term investing in a short-term world(SM)